UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 25, 2014

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	November '13	December '13	January '14
Process Management	0 to +5	0	0 to +5
Industrial Automation	-5 to 0	0	0 to +5
Network Power	+5 to +10	0 to +5	0
Climate Technologies	+5	+5 to 10	+5
Commercial & Residential Solutions	0 to +5	0	0 to +5
Total Emerson	0 to +5	0 to +5	0 to +5

January 2014 Orders Comments

Trailing three-month orders increased modestly, as global business investment continues to trend slightly favorable overall, with mixed conditions among markets. Excluding unfavorable currency translation of 2 percentage points, underlying growth moved toward the high end of the 3 to 4 percent range reported over the past several months. All segments grew, with Process Management and Industrial Automation driving sequential improvement, overcoming unusually harsh weather in January that is expected to continue to hamper near-term growth of sales and orders into February.

Process Management orders growth reflected continued strong market conditions in the energy and chemical industries. Excluding unfavorable currency translation of 4 percentage points, underlying orders increased 6 percent, led by robust demand in Latin America and Middle East/Africa, and supported by continued growth in Europe and North America. Market conditions remained mixed in Asia, as strength in China and India was offset by weakness in Australia, primarily due to large projects in the prior year.

Industrial Automation orders improved, led by better market conditions in the electrical distribution, power generating alternators, and motors and drives businesses. Large projects in the prior year contributed to a decline in the renewable energy business.

Network Power orders were flat, with underlying orders up modestly, as currency translation deducted 2 percentage points. Data center markets remained mixed, with continued strength in Europe and Asia offset by softness in the Americas. Global telecommunications infrastructure spending slowed from robust levels.

Climate Technologies orders grew moderately, as refrigeration markets remained strong in Asia and Europe, and the controls and sensors businesses reported robust growth. North America air conditioning demand was sluggish, reflecting weather-related moderation.

Commercial & Residential Solutions order trends improved, as U.S. residential market strength continued. Growth in the professional tools and food waste disposers businesses more than offset slower market conditions in the wet/dry vacuums and storage businesses.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	February 25, 2014	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary